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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 25, 2001


                       AMERIQUEST MORTGAGE SECURITIES INC
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             (Exact name of registrant as specified in its charter)

              DELAWARE                333-94443          33-0885129
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(State or Other Jurisdiction         (Commission      (I.R.S. Employer
of Incorporation)                    File Number)     Identification Number)

1100 Town & Country Road, Suite 1100
ORANGE, CALIFORNIA                                     92868
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(Address of Principal                               (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (714) 541-9960
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Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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                        (a)         Not applicable

                        (b)         Not applicable

                        (c)         Exhibits:

                             Item 601(a) of
                             Regulation S-K
Exhibit No.                  Exhibit No.           Description
-----------                  -----------           -----------
1                            5.1                   Opinion and Consent of
                                                   Thacher Proffitt & Wood.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AMERIQUEST MORTGAGE SECURITIES INC.


                                        By:     /s/ John Grazer
                                           -------------------------------------
                                        Name:       John Grazer
                                        Title:      Chief Financial Officer


Dated:  June 25, 2001




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                                  EXHIBIT INDEX


                        Item 601(a) of
Exhibit                 Regulation S-K
Number                  Exhibit No.            Description
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1                        5.1                   Opinion and Consent of Counsel